Exhibit 99.4	Pro Forma Unaudited Financial Statements and Supporting Schedules as of and for the three months and year ended December 31, 2009

BOYD GAMING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	December 31, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Pro Forma Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except share and per share data)
Assets
Cash and cash equivalents	$93,202	$46,894	$—	$140,096
Other current assets	99,535	48,729	—	148,264
Property and equipment, net	3,159,177	1,366,008	29,426	4,554,611
Investments in and advances to unconsolidated subsidiaries	394,220	5,515	(394,220)	5,515
Other assets, net	78,121	34,805	—	112,926
Intangible assets, net	422,126	—	—	422,126
Goodwill, net	213,576	—	—	213,576

Total assets	$4,459,957	$1,501,951	$(364,794)	$5,597,114

Liabilities and Stockholders’ Equity
Current liabilities	$295,359	$82,802	$—	$378,161
Long-term debt, net of current maturities	2,576,911	679,619	—	3,256,530
Other long-term liabilities	431,318	40,749	—	472,067

Stockholders’ equity
Preferred stock, $.01 par value, 5,000,000 shares authorized	—	—	—	—
Common stock, $.01 par value, 200,000,000 shares authorized; 86,122,787 and 87,814,061 shares outstanding	861	—	—	861
Additional paid-in capital	623,035	477,507	(477,507)	623,035
Retained earnings	550,599	221,274	(221,274)	550,599
Accumulated other comprehensive loss, net	(18,126)	—	—	(18,126)

Total Boyd Gaming Corporation stockholders’ equity	1,156,369	698,781	(698,781)	1,156,369
Noncontrolling interest	—	—	333,987	333,987

Total stockholders’ equity	1,156,369	698,781	(364,794)	1,490,356

Total liabilities and stockholders’ equity	$4,459,957	$1,501,951	$(364,794)	$5,597,114

BOYD GAMING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Three Months Ended December 31, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)

Gaming revenue	$320,377	$153,387	$—	$473,764
Non-gaming revenue	109,257	68,508	—	177,765

Gross revenues	429,634	221,895	—	651,529
Less promotional allowances	44,686	46,487	—	91,173

Net revenues	384,948	175,408	—	560,356

Operating expenses	312,199	138,960	—	451,159
Depreciation and amortization	39,103	19,380		58,483
Corporate expense	12,540	—	325	12,865
Preopening expenses	3,025	—	—	3,025
Write-downs and other charges	365	10	—	375

Total costs and expenses	367,232	158,350	325	525,907

Operating income from Borgata	8,205	—	(8,205)	—

Operating income	25,921	17,058	(8,530)	34,449

Interest expense, net	33,023	5,787	—	38,810
Gain on early retirements of debt	(3,223)			(3,223)
Other non-operating expenses	3			3
Other non-operating expenses from Borgata, net	3,073	—	(3,073)	—

Total other expense, net	32,876	5,787	(3,073)	35,590

Income (loss) before income taxes	(6,955)	11,271	(5,457)	(1,141)
Income taxes	5,931	(359)	—	5,572

Net income (loss)	(1,024)	10,912	(5,457)	4,431
Noncontrolling interest	—	—	(5,455)	(5,455)

Net loss attributable to Boyd Gaming Corporation	$(1,024)	$10,912	$(10,912)	$(1,024)

Basic and diluted net loss per common share	$(0.01)			$(0.01)

Weighted average basic and diluted shares outstanding	86,276			86,276

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Adjusted Earnings

	Three Months Ended December 31, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)

Net income (loss)	$(1,024)	$10,912	$(5,457)	$4,431
Noncontrolling interest	—	—	(5,455)	(5,455)

Net loss attributable to Boyd Gaming Corporation	(1,024)	10,912	(10,912)	(1,024)
Adjustments:
Preopening expenses	3,025	—	—	3,025
Our share of Borgata’s preopening expenses	—	—	—	—
Other non-operating expenses	3			3
Our share of Borgata’s write-downs and other charges, net	5	—	(5)	—
Gain on early retirements of debt	(3,223)	—	—	(3,223)
Write-downs and other charges	365	10		375
Accelerated interest expense for recommitment of our bank credit facility	1,813	—	—	— 1,813
Income tax effect for above adjustments	(758)	(49)	—	(807)

Adjusted earnings	$206	$10,873	$(10,917)	$162

Adjusted earnings per diluted share	$0.00			$0.00

Weighted average diluted shares outstanding	86,517			86,517

BOYD GAMING CORPORATION AND SUBSIDIARIES Pro Forma Net Revenues and Adjusted EBITDA by Segment

	Three Months Ended December 31, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)

Net Revenues
Las Vegas Locals	$154,966	$—	$—	$154,966
Downtown Las Vegas	58,049	—	—	58,049
Midwest and South	171,933	—	—	171,933
Atlantic City	—	175,408	—	175,408

Net revenues	$384,948	$175,408	$—	$560,356

Adjusted EBITDA
Las Vegas Locals	$34,736	$—	$—	$34,736
Downtown Las Vegas	12,247	—	—	12,247
Midwest and South	28,081	—	—	28,081
Atlantic City	—	36,448	—	36,448

Property Adjusted EBITDA	75,064	36,448	—	111,512
Corporate expense	(9,581)	—	—	(9,581)

	65,483	36,448	—	101,931
Our share of Borgata’s operating income before net amortization, preopening and other items	8,535	—	(8,535)	—

Adjusted EBITDA	74,018	36,448	(8,535)	101,931

Other operating costs and expenses
Deferred rent	1,088	—	—	1,088
Depreciation and amortization	39,428	19,380	—	58,808
Preopening expenses	3,025	—	—	3,025
Our share of Borgata’s preopening expenses	—	—	—	—
Our share of Borgata’s write-downs and other charges, net	5	—	(5)	—
Share-based compensation expense	4,186	—	—	4,186
Write-downs and other charges	365	10	—	375

Total other operating costs and expenses	48,097	19,390	(5)	67,482

Operating income	25,921	17,058	(8,530)	34,449

Other non-operating items
Interest expense, net	33,023	5,787	—	38,810
Gain on early retirements of debt	(3,223)	—	—	(3,223)
Other non-operating expenses	3	—	—	3
Our share of Borgata’s non-operating expenses, net	3,073	—	(3,073)	—

Total other non-operating costs and expenses, net	32,876	5,787	(3,073)	35,590

Income (loss) before income taxes	(6,955)	11,271	(5,457)	(1,141)

Income taxes	5,931	(359)		5,572

Net income (loss)	(1,024)	10,912	(5,457)	4,431
Noncontrolling interest	—	—	(5,455)	(5,455)

Net loss attributable to Boyd Gaming Corporation	$(1,024)	$10,912	$(10,912)	$(1,024)

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Reconciliation of Adjusted EBITDA to EBITDA and Net Income (Loss)

	Three Months Ended December 31, 2009
	Boyd Gaming Corp			Boyd Gaming Corp
	Consolidated	MDDC LLC	Adjustments	Pro Forma
	(In thousands)

Adjusted EBITDA	$74,018	$36,448	$(8,535)	$101,931
Deferred rent	1,088	—	—	1,088
Preopening expenses	3,025	—	—	3,025
Our share of Borgata’s preopening expenses	—	—	—	—
Our share of Borgata’s write-downs and other charges, net	5	—	(5)	—
Share-based compensation expense	4,186	—	—	4,186
Write-downs and other charges	365	10	—	375
Gain on early retirements of debt	(3,223)	—	—	(3,223)
Other non-operating expenses	3	—	—	3
Our share of Borgata’s non-operating expenses, net	3,073	—	(3,073)	—

EBITDA	65,496	36,438	(5,457)	96,477

Depreciation and amortization	39,428	19,380	—	58,808
Interest expense, net	33,023	5,787	—	38,810
Income taxes	(5,931)	359	—	(5,572)

Net income (loss)	(1,024)	10,912	(5,457)	4,431
Noncontrolling interest	—	—	(5,455)	(5,455)

Net loss attributable to Boyd Gaming Corporation	$(1,024)	$10,912	$(10,912)	$(1,024)

BOYD GAMING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Year Ended December 31, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)
Gaming revenue	$1,372,091	$691,428	$—	$2,063,519
Non-gaming revenue	452,075	299,173	—	751,248

Gross revenues	1,824,166	990,601	—	2,814,767
Less promotional allowances	183,180	213,193	—	396,373

Net revenues	1,640,986	777,408	—	2,418,394

Operating expenses	1,285,297	579,749	—	1,865,046
Depreciation and amortization	164,427	78,719	1,298	244,444
Corporate expense	47,617	—	—	47,617
Preopening expenses	17,798	699	—	18,497
Write-downs and other charges	41,780	(28,606)	—	13,174

Total costs and expenses	1,556,919	630,561	1,298	2,188,778

Operating income from Borgata	72,126	—	(72,126)	—

Operating income	156,193	146,847	(73,424)	229,616

Interest expense, net	146,824	27,668	—	174,492
Gain on early retirements of debt	(15,284)	—		(15,284)
Other non-operating expenses	33	—	—	33
Other non-operating expenses from Borgata, net	19,303	—	(19,303)	—

Total other expense, net	150,876	27,668	(19,303)	159,241

Income before income taxes	5,317	119,179	(54,121)	70,375
Income taxes	(1,076)	(10,938)	—	(12,014)

Net income	4,241	108,241	(54,121)	58,361
Noncontrolling interest	—	—	(54,120)	(54,120)

Net income attributable to Boyd Gaming Corporation	$4,241	$108,241	$(108,241)	$4,241

Basic net income per common share	$0.05			$0.05

Weighted average basic shares outstanding	86,429			86,429

Diluted net income per common share	$0.05			$0.05

Weighted average diluted shares outstanding	86,517			86,517

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Adjusted Earnings

	Year Ended December 31, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)

Net income	$4,241	$108,241	$(54,121)	$58,361
Noncontrolling interest	—	—	(54,120)	(54,120)

Net income attributable to Boyd Gaming Corporation	4,241	108,241	(108,241)	4,241
Adjustments:
Preopening expenses	17,798	699	—	18,497
Our share of Borgata’s preopening expenses	349	—	(349)	—
Our share of Borgata’s write-downs and other charges, net	(14,303)	—	14,303	—
Other non-operating expenses	33	—	—	33
Gain on early retirements of debt	(15,284)	—	—	(15,284)
Write-downs and other charges	41,780	(28,606)	—	13,174
Prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai	8,883	—	—	8,883
Accelerated interest expense for recommitment of our bank credit facility	1,813	—	—	1,813
Income tax effect for above adjustments	(13,680)	4,764	—	(8,916)

Adjusted earnings	$31,630	$85,098	$(94,287)	$22,441

Adjusted earnings per diluted share	$0.37			$0.26

Weighted average diluted shares outstanding	86,517			86,517

BOYD GAMING CORPORATION AND SUBSIDIARIES Pro Forma Net Revenues and Adjusted EBITDA by Segment
	Year Ended December 31, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	$641,941	$—	$—	$641,941
Downtown Las Vegas	229,149	—	—	229,149
Midwest and South	769,896	—	—	769,896
Atlantic City	—	777,408	—	777,408

Net revenues	$1,640,986	$777,408	$—	$2,418,394

Adjusted EBITDA
Las Vegas Locals	$155,336	$—	$—	$155,336
Downtown Las Vegas	46,102	—	—	46,102
Midwest and South	161,892	—	—	161,892
Atlantic City	—	197,659	—	197,659

Property Adjusted EBITDA	363,330	197,659	—	560,989
Corporate expense	(36,934)	—	—	(36,934)

	326,396	197,659	—	524,055
Our share of Borgata’s operating income before net amortization, preopening and other items	59,470	—	(59,470)	—

Adjusted EBITDA	385,866	197,659	(59,470)	524,055

Other operating costs and expenses
Deferred rent	4,354	—	—	4,354
Depreciation and amortization	165,725	78,719	—	244,444
Preopening expenses	17,798	699	—	18,497
Our share of Borgata’s preopening expenses	349	—	(349)	—
Our share of Borgata’s write-downs and other charges, net	(14,303)	—	14,303	—
Share-based compensation expense	13,970	—	—	13,970
Write-downs and other charges	41,780	(28,606)	—	13,174

Total other operating costs and expenses	229,673	50,812	13,954	294,439

Operating income	156,193	146,847	(73,424)	229,616

Other non-operating items
Interest expense, net	146,824	27,668	—	174,492
Gain on early retirements of debt	(15,284)	—	—	(15,284)
Other non-operating expenses	33	—	—	33
Our share of Borgata’s non-operating expenses, net	19,303	—	(19,303)	—

Total other non-operating costs and expenses, net	150,876	27,668	(19,303)	159,241

Income before income taxes	5,317	119,179	(54,121)	70,375
Income taxes	(1,076)	(10,938)		(12,014)

Net income	4,241	108,241	(54,121)	58,361
Noncontrolling interest	—	—	(54,120)	(54,120)

Net income attributable to Boyd Gaming Corporation	$4,241	$108,241	$(108,241)	4,241

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Reconciliation of Adjusted EBITDA to EBITDA and Net Income

	Year Ended December 31, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Adjusted EBITDA	$385,866	$197,659	$(59,470)	$524,055
Deferred rent	4,354	—	—	4,354
Preopening expenses	17,798	699	—	18,497
Our share of Borgata’s preopening expenses	349	—	(349)	—
Our share of Borgata’s write-downs and other charges, net	(14,303)	—	14,303	—
Share-based compensation expense	13,970	—	—	13,970
Write-downs and other charges	41,780	(28,606)	—	13,174
Gain on early retirements of debt	(15,284)	—	—	(15,284)
Other non-operating expenses	33	—	—	33
Our share of Borgata’s non-operating expenses, net	19,303	—	(19,303)	—

EBITDA	317,866	225,566	(54,121)	489,311

Depreciation and amortization	165,725	78,719	—	244,444
Interest expense, net	146,824	27,668	—	174,492
Income taxes	1,076	10,938	—	12,014

Net income	4,241	108,241	(54,121)	58,361
Noncontrolling interest	—	—	(54,120)	(54,120)

Net income attributable to Boyd Gaming Corporation	$4,241	$108,241	$(108,241)	$4,241

Non-GAAP Financial Measures

Regulation G, “Conditions for Use of Non-GAAP Financial Measures,” prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings and Adjusted Earnings Per Share (Adjusted EPS). The following discussion defines these terms and why we believe they are useful measures of our performance.

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry which we believe, when considered with measures calculated in accordance with GAAP, gives investors a more complete understanding of operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on- going operations. We do not reflect such items when calculating EBITDA; however, we adjust for these items and refer to this measure as Adjusted EBITDA. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management’s internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in determining the value of acquisitions and dispositions. Adjusted EBITDA is also widely used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, write-downs and other charges, net, increase in value of derivative instruments, gain on early retirements of debt, other non-operating expenses, and our share of Borgata’s non-operating expenses, preopening expenses and other items and write-downs, net. In addition, Adjusted EBITDA includes the results of Dania Jai-Alai and corporate expense. A reconciliation of Adjusted EBITDA to EBITDA and net income (loss), based upon GAAP, is included in the financial schedules accompanying this release.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income (loss) before preopening expenses, increase in value of derivative instruments, write-downs and other charges, net, gain on early retirements of debt, prior period interest expense related to the finalization of our purchase price for Dania Jai-Alai, accelerated interest expense related to our bank credit facility amendment, certain one-time permanent tax readjustments, other non-operating expenses, and our share of Borgata’s preopening expenses and other items and write-downs, net. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry. A reconciliation of net loss based upon GAAP to Adjusted Earnings and Adjusted EPS are included in the financial schedules accompanying this release.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

About Boyd Gaming

Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 16 gaming entertainment properties located in Nevada, New Jersey, Mississippi, Illinois, Indiana, and Louisiana. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com.

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